VANGUARD EXPLORER(TM) FUND

ANNUAL REPORT -- OCTOBER 31, 2000

[SHIP GRAPHIC]

A member of
THE VANGUARD GROUP(R)

OUR REPORTS TO
  THE OWNERS
At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.
     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.
     We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:
     **Larger type and redesigned graphics to make the reports easier to read. **An at-a-glance summary of key points about fund performance and the financial markets.
     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.
     **Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark. We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY
* Vanguard Explorer Fund's 42.6% return exceeded those of its average peer and benchmark index.

* Despite a second-half slump, technology-related stocks produced strong gains for the full fiscal year.

* Health care, producer durables, and energy-related stocks were among the fund's big gainers.

CONTENTS
 1 Letter from the Chairman
 6 Report from the Advisers
 9 Fund Profile
10 Glossary of Investment Terms
11 Performance Summary
12 Report on After-Tax Returns
13 Financial Statements
28 Report of Independent Accountants

LETTER
  FROM THE CHAIRMAN

FELLOW SHAREHOLDERS,

Small growth stocks surged, then plunged during the 12 months ended October 31, 2000. VANGUARD EXPLORER FUND weathered the storm well, earning a remarkable full-year return of 42.6%, which outpaced the returns of both of its comparative measures.

2000 TOTAL RETURNS                 FISCAL YEAR ENDED
                                          OCTOBER 31
----------------------------------------------------
VANGUARD EXPLORER FUND                          42.6%
AVERAGE SMALL-CAP GROWTH FUND*                  38.5
RUSSELL 2000 GROWTH FUND                        16.2
WILSHIRE 5000 INDEX                              8.1
----------------------------------------------------
*Derived from data provided by Lipper Inc.

     The adjacent table presents the 12-month total returns (capital change plus reinvested dividends) for the fund, its average peer, and the unmanaged Russell 2000 Growth Index, the benchmark we consider the best fit for the Explorer Fund. The table also includes the return for the overall U.S. stock market, as represented by the Wilshire 5000 Total Market Index.
     The fund's return is based on an increase in net asset value from $61.49 per share on October 31, 1999, to $77.28 per share on October 31, 2000, and is adjusted for a dividend of $0.23 per share paid from net investment income and a distribution of $8.03 per share paid from net realized capital gains.
If you own Vanguard Explorer Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

FINANCIAL MARKETS IN REVIEW

The U.S. stock market began the fiscal year like a skyrocket, as investors targeted technology-related stocks. In the first two months of the period, the broad market gained more than 11%. Fueling the increase were favorable economic data: Production rose rapidly, unemployment

MARKET BAROMETER                                 AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED OCTOBER 31, 2000

                                               ONE         THREE         FIVE
                                              YEAR         YEARS        YEARS
------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                    6.1%        17.6%         21.7%
Russell 2000 Index (Small-caps)              17.4          5.9          12.4
Wilshire 5000 Index (Entire market)           8.1         16.0          20.1
MSCI~EAFE Index (International)              -2.7          9.7           8.9
------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)   7.3%         5.7%          6.3%
Lehman 10 Year Municipal Bond Index           8.2          5.0           5.7
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                     5.7          5.2           5.2
==============================================================================
CPI
Consumer Price Index                          3.4%         2.5%          2.5%
------------------------------------------------------------------------------
                                       1
fell below 4% of the workforce, long-term interest rates declined, and inflation was well-behaved, aside from a rise in energy prices.
     But as the period progressed, the effects of repeated increases in short-term interest rates engineered by the Federal Reserve Board to slow the economy and forestall inflation began to show. Data suggested that the economy's expansion was decelerating to a moderate pace. And, despite solid increases in corporate earnings, doubts grew that companies could sustain the growth rate amid a slowing economy.
     Investors grew wary of the lofty prices of many tech stocks in relation to their earnings and other fundamentals. After soaring during the first four months of the fiscal year, the growth stocks in the small-capitalization Russell 2000 Index plunged in the last eight months of the period, as the table above shows.

TOTAL RETURNS
                                Oct. 31, 1999, to    Feb. 29, 2000, to    Fiscal
                                    Feb. 29, 2000        Oct. 31, 2000      2000
--------------------------------------------------------------------------------
Russell 2000 Growth Index                    58.8%              -26.9%     16.2%
Russell 2000 Value Index                      7.1                 9.6      17.3
--------------------------------------------------------------------------------

     Meanwhile, value stocks--those characterized by relatively low prices in relation to earnings, book value, and dividends--generally benefited from the market's increased emphasis on current earnings. A similar divergence between growth and value issues emerged among large-cap stocks.
     For the full 12 months, the overall U.S. stock market, as measured by the Wilshire 5000 Index, returned 8.1%--a solid result but below the double-digit gains investors have seen in recent years. For a change, small- and mid-cap stocks significantly outpaced their large-cap counterparts. The large-cap-dominated Standard & Poor's 500 Index gained 6.1% for the period, or a little more than one-third of the return for the Russell 2000 Index.
     Short-term interest rates rose substantially during the year, with the yield on 3-month U.S. Treasury bills increasing 1.3 percentage points. The increase essentially matched the 1.25-point boost in the federal funds rate accomplished in four steps by the Federal Reserve.
     Yields were relatively flat, on balance, for most longer-term securities. A rising federal budget surplus shrank the supply of U.S. Treasury bonds, and their yields declined slightly for the fiscal year: The 30-year Treasury's yield fell from 6.16% to 5.79%. Yields on 10-year Treasuries fell by about a quarter of a percentage point. In general, bonds turned in solid results during the 12 months. The Lehman Brothers Aggregate Bond Index, a proxy for investment-grade bonds, returned 7.3%. Mortgage-backed securities and high-quality corporate bonds performed well, benefiting from investors' shift toward high-quality credit and away from speculative issues. Prices of high-yield bonds fell: The Lehman High Yield Index returned -1.6% due to average price declines exceeding 10%.

FISCAL 2000 PERFORMANCE OVERVIEW
Our advisers' strong stock selection helped the Explorer Fund to maneuver through a volatile market and achieve a terrific 12-month return of 42.6%, which surpassed the return of the Russell 2000 Growth Index by more than 26 percentage points and that of the average peer fund by more than 4 percentage points.
     Explorer's margin over its average competitor was achieved during the latter two-thirds of the fiscal year, when we suffered less than other funds from the downturn in growth stocks: Explorer returned -6.3% while its average peer plunged -16.2%.
     The fund fared especially well in the technology sector, where much of the market's volatility was concentrated. Our tech stocks earned 57% for the full fiscal year, compared with an average 18% return for tech stocks in the Russell 2000 Growth Index. And while technology was our largest sector commitment--averaging about one-quarter of the fund's assets--Explorer's exposure was less than that of both the average small growth fund and the index, which had a 34% average weighting in technology. The decreased emphasis on the tech sector reduced the fund's relative volatility--both on the upside early in the fiscal year and, importantly, on the downside later on.

--------------------------------------------------------------------------------
THE FUND WAS LESS VOLATILE THAN MOST OF ITS PEERS, BOTH ON THE UPSIDE EARLY IN FISCAL 2000 AND ON THE DOWNSIDE THEREAFTER.
--------------------------------------------------------------------------------

     Our advisers' selections in the producer durables sector (a broad category that ranges from home builders to semiconductor manufacturers) also performed strongly, producing a full-year return of 46%, versus a 19% return for the sector in the index.
     Our advisers added the most value in the health care sector, where Explorer's stocks returned nearly 190%, compared with an 89% return for health care stocks in the Russell 2000 Growth Index. Other winners for the fund included financial services (+21% return versus the index sector's +9%) and "other energy" (+61% for the fund versus +48% for the index). Higher oil and natural gas prices helped the oil exploration and services companies in the latter group; however, at less than 4% of the fund's assets, this sector had only a small impact on the fund's total return.
     On the downside, Explorer had double-digit losses in two sectors. Holdings in the consumer discretionary sector, which accounted for one-fifth of the fund's assets on average, declined -11%. The retailers, restaurants, and apparel makers in this group were hurt by tough competition and concerns about a possible slowdown in consumer spending. Our utility stocks (mostly telecommunications companies) fell -34%, although their damage to the fund's return was slight because they accounted for less than 2% of assets on average. The declines in these sectors were even worse in the index.

     As you know, the fund's assets are divided among five investment advisers. The table below shows the allocation among advisers at fiscal year-end. For further details on the fund's holdings, please see the Report from the Advisers on page 6.

TOTAL ASSETS MANAGED                                            October 31, 2000
                                                 $ Million            Percentage
--------------------------------------------------------------------------------
Granahan Investment Management, Inc.                 $1,575                  35%
Wellington Management Company, llp                    1,155                  25
Vanguard Quantitative Equity Group                      642                  14
Chartwell Investment Partners                           503                  11
Grantham, Mayo, Van Otterloo & Co. LLC                  457                  10
Cash Investments*                                       234                   5
--------------------------------------------------------------------------------
Total                                                $4,566                 100%
--------------------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash position.

LONG-TERM PERFORMANCE OVERVIEW
A single year's performance provides an inadequate picture of a fund's merits. We've always held that a long-term view is important. The table below shows the results of a hypothetical $10,000 investment made a decade ago in the Explorer Fund, its average peer, the Russell 2000 Growth Index, and the broad U.S. stock market.
     Explorer Fund's breadth of stock holdings and somewhat conservative stance relative to its peers--characteristics that helped us in fiscal 2000--were hindrances in comparison with more aggressive growth funds over the past decade when the more aggressively a fund was positioned, the higher the return. Nevertheless, the fund outperformed the relevant indexes for the ten-year period. This is no small feat, given that indexes are theoretical constructs that do not incur the actual operating and transaction costs that funds must bear.
     We note that the Explorer Fund's expense ratio (the fund's expenses as a percentage of average net assets) of 0.71% is less than one-half its average peer's 1.64%. This gives our advisers a head start each year in their effort to provide superior returns. Costs matter because they directly reduce a fund's return, and that cost advantage compounds over years and decades.

TOTAL RETURNS                                                    Ten Years Ended
                                                                October 31, 2000

                                      Average                     Final Value of
                                       Annual                          a $10,000
                                       Return                 Initial Investment
--------------------------------------------------------------------------------
Vanguard Explorer Fund                  20.0%                            $62,021
Average Small-Cap Growth Fund           22.5                              76,291
Russell 2000 Growth Index               15.9                              43,924
Wilshire 5000 Index                     19.2                              57,709
--------------------------------------------------------------------------------

     While we expect to provide strong relative returns in the future, we doubt that the fund or the market will match the absolute returns seen during the past ten years. The stock market's performance during the 1990s was one of its best
                                       4
ever; returns were far above the 11% to 12% annual average for stocks over the past 75 years or so. We suggest that, in making your investment plans, you assume no more than the long-term average of about 11% for stocks and that you recognize it's quite possible returns could fall short of that average. After all, if you make modest assumptions and the market exceeds them, the result is not bad: You'll merely get to your objectives sooner.

IN SUMMARY
The financial markets during the past 12 months certainly reinforced the importance of diversification. Large-cap growth stocks had been the market's leaders for the preceding six years, but small-cap stocks far outpaced their bigger brethren in fiscal 2000. Investors who maintained an exposure to smaller stocks were amply rewarded for their broader asset allocation. And during the second half of the fiscal year, technology-related stocks swooned, demonstrating that diversification is a sound principle even for growth-oriented portfolios. Finally, we note that bonds--the asset class many investors forgot in the excitement of the bull market in stocks--posted solid results.
     Perhaps the one safe prediction for the next 12 months is that markets will continue to be quite unpredictable. But uncertainty and volatility--risk, to use a four-letter word--are constant companions for investors. A balanced investment program--a mix of short-term investments, bonds, and both value and growth stocks across capitalization levels--can help you manage risk. Once you've built such a program in accordance with your objectives, time horizon, financial situation, and tolerance for market fluctuations, we recommend staying the course.

Sincerely,

November 17, 2000

[PHOTO-JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and
Chief Executive Officer

REPORT
  FROM THE ADVISERS

VANGUARD EXPLORER FUND's total return of 42.6% for the fiscal year ended October 31 was ahead of results for both the average small-capitalization growth fund and the Russell 2000 Growth Index. Although the largest part of our gain came during the first half of the year, our margin over the average competitor was achieved during the second half.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE FUND REFLECTS A BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY SELECTING A DIVERSIFIED GROUP OF SMALL-COMPANY STOCKS WITH PROSPECTS FOR ABOVE-AVERAGE GROWTH.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
While the fiscal year was extremely rewarding for Explorer Fund's shareholders, it was anything but placid. Volatility was the defining characteristic for small-cap stocks during the period. The economic outlook is decidedly less rosy now than during the first half of the year: Growth in gross domestic product has slowed markedly and higher oil prices have made inflation a worry.
     The roller-coaster nature of the market was especially evident in the technology and biotechnology groups, both of which provided strong returns for the full year. In general, valuations of small-cap stocks have become much more reasonable than when indexes peaked in March. The market may continue to be skittish, however, as some fundamental weaknesses in small growth stocks have been exposed. But even in a difficult environment, excellent companies that are able to finance their growth from increasing cash flow can still perform well.

THE FUND'S SUCCESSES
Explorer Fund's health care stocks earned nearly 190% during fiscal 2000 and were the dominant contributors to our good showing. We also generated very high returns from the "other energy" sector (gains of about 60%), the technology (57%) sector, and producer durables (46%).
     The health care group has benefited from continued strong demand, an aging population, prospects for a less-restrictive political environment, and greater interest in fundamentals such as profitability. We saw gains of 80% to 150% for several holdings, including Caremark Rx, a prescription benefits manager; IDX Systems, a software company; and two regional HMOs--Health Net (formerly named Foundation Health Systems) and Coventry Health Care.
     Also, the recent breakthroughs in biotechnology, such as the mapping of the human genome, have boosted investor interest in this sector. As often happens with emerging technologies, investor psychology concerning biotech is subject to enormous swings, and we saw very wide price fluctuations for biotech stocks. Strong performers from this group included Vertex, Millennium Pharmaceuticals, Human Genome Sciences, and Abgenix. We reduced our stake in some of these companies due to their big gains and recycled some of the proceeds into less-recognized names within the health care group.
     Technology stocks performed best during the first half of the year, but even in the second half we enjoyed superb performances from a number of technology- related holdings, including Manugistics, Zygo, Plantronics, and Polycom.
     Big gainers from the energy sector included St. Mary and Hanover.

THE FUND'S SHORTFALLS
Consumer stocks were disappointing for most of the year. Examples included Ames and ShopKo, whose share prices were penalized heavily by disappointing operating results. We also saw significant losses from telecommunications and cable companies that are experiencing much fiercer competition in pricing than we expected. Disappointing holdings included Viatel and Mpower Communications.
     Although technology stocks were generally strong for the fund, we had some poor performers, including Westell Technologies, Informix, Titan, Asyst Technologies, and Nova.

THE FUND'S POSITION
Given the slowdown in the economy's growth rate and the caution we're hearing from corporate managements, we believe that earnings growth for small-cap companies will slow in the coming year. It's not clear that the market has completely reset valuations in line with more realistic expectations for earnings growth. Volatility is likely to continue to be the norm for small-cap growth stocks.
     The fund's holdings are tilted toward companies with strong fundamentals, such as balance sheets strong enough to provide some staying power. Also, our holdings include a number of companies that we believe can effect a turnaround in earnings. Although technology and health care were the fund's largest sector commitments at fiscal year-end, we were underweighted in both groups compared with the Russell 2000 Growth Index.
     Although the consumer discretionary group was a poor performer in fiscal 2000, we are overweighted in this group, where we've found some solid names. Explorer Fund also has a heavier stake in financial services stocks than our benchmark index.

Granahan Investment Management, Inc.
Wellington Management Company, llp
Vanguard Quantitative Equity Group
Chartwell Investment Partners
Grantham, Mayo, Van Otterloo & Co. LLC                         November 13, 2000

PORTFOLIO CHANGES                             Fiscal Year Ended October 31, 2000
                                       Comments
--------------------------------------------------------------------------------
ADDITIONS
Verity*                                A fast-growing and profitable provider of
                                       software  for  retrieving information
                                       from websites.
--------------------------------------------------------------------------------
AnnTaylor Stores*                      A quality name in women's apparel with a
                                       promising e-commerce site.
--------------------------------------------------------------------------------
Equity  Residential  Properties*       The largest  apartment real estate
                                       investment trust in America.
================================================================================
REDUCTIONS
Vertex Pharmaceuticals                 Reduced holding after huge price gains.
--------------------------------------------------------------------------------
Human Genome Sciences                  Reduced our stake after price
                                       appreciated.
--------------------------------------------------------------------------------
Zale                                   Earnings prospects looked less sparkling.
--------------------------------------------------------------------------------
*New holding in portfolio.

SEE PAGE 13
FOR A COMPLETE
LISTING OF THE
FUND'S HOLDINGS.

FUND PROFILE                                              As of October 31, 2000
  FOR EXPLORER FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                        Wilshire
                                           Fund         Best Fit*           5000
--------------------------------------------------------------------------------
Number of Stocks                            822             1,263          6,768
Median Market Cap                         $1.1B             $1.0B         $46.1B
Price/Earnings Ratio                      34.7x             58.9x          29.8x
Price/Book Ratio                           3.5x              5.2x           4.5x
Yield                                      0.4%              0.3%           1.1%
Return on Equity                          13.6%             14.4%          22.8%
Earnings Growth Rate                      17.4%             18.0%          16.8%
Foreign Holdings                           1.0%              0.0%           0.0%
Turnover Rate                              123%                ,,             ,,
Expense Ratio                             0.71%                ,,             ,,
Cash Investments                           4.3%                ,,             ,,
--------------------------------------------------------------------------------

----------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

Caremark Rx, Inc.
 (health care)                            1.4%
Investment Technology Group, Inc.
 (securities brokers & services)          1.0
Mettler-Toledo International Inc.
 (electrical & electronics)               0.9
Genzyme Corp.
 (pharmaceuticals)                        0.8
Oak Technology, Inc.
 (electrical & electronics)               0.8
The Corporate Executive Board Co.
 (diversified services)                   0.7
Vertex Pharmaceuticals, Inc.
 (pharmaceuticals)                        0.7
Remec, Inc.
 (telecommunications)                     0.7
Plantronics, Inc.
 (telecommunications)                     0.7
Equity Residential Properties Trust REIT
 (real estate)                            0.7
----------------------------------------------
Top Ten                                   8.4%
----------------------------------------------

--------------------------------------------------
VOLATILITY MEASURES
                                          Wilshire
                     Fund  Best Fit*  Fund    5000
--------------------------------------------------
R-Squared            0.95     1.00    0.59    1.00
Beta                 0.82     1.00    1.18    1.00
--------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% of common stocks)

                                                                        Wilshire
                                           Fund         Best Fit*           5000
--------------------------------------------------------------------------------
Auto & Transportation                      4.4%              1.3%           1.7%
Consumer Discretionary                    19.5              16.6           12.0
Consumer Staples                           0.6               1.3            5.3
Financial Services                        11.3               8.2           17.0
Health Care                               22.2              23.0           12.4
Integrated Oils                            0.0               0.0            3.1
Other Energy                               4.9               4.5            2.6
Materials & Processing                     3.1               4.4            2.5
Producer Durables                          8.4               9.3            3.3
Technology                                24.5              28.1           26.4
Utilities                                  1.0               3.0            8.7
Other                                      0.1               0.3            5.0
--------------------------------------------------------------------------------
*Russell 2000 Growth Index.

-------------------
INVESTMENT FOCUS
MARKET CAP - SMALL
STYLE - GROWTH
-------------------

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.
[COMPUTER GRAPHIC]

GLOSSARY
  OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholderIs equity (net income divided by shareholderIs equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fundIs income from interest and dividends. The yield, expressed as a percentage of the fundIs net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  FOR EXPLORER FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                   October 31, 1990-October 31, 2000
[CHART]
                EXPLORER FUND                RUSSELL 2000 GROWTH INDEX
1991                     64.6                                     66.5
1992                     13.0                                     -0.4
1993                     22.3                                     27.7
1994                      4.5                                     -0.9
1995                     17.5                                     20.6
1996                     18.0                                     13.3
1997                     18.9                                     21.2
1998                    -11.2                                    -15.9
1999                     25.1                                     29.3
2000                     42.6                                     16.2
--------------------------------------------------------------------------------
See Financial Highlights table on page 25 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                         October 31, 1990-October 31, 2000
[MOUNTAIN CHART]
Initial Investment of $10,000

  Date      Explorer     Average Small   Russell          Russell       Wilshire
                Fund   Cap Growth Fund   2000 Growth   2000 Index     5000 Index
199101         12549             12520         12514         12193         11562
199104         14699             14338         14757         14474         12865
199107         15277             15167         15071         14787         13395
199110         16464             16591         16653         15860         13860
199201         19039             18658         18655         17662         14751
199204         17429             16998         16738         16945         14789
199207         17284             16652         16126         16933         15166
199210         18597             17545         16593         17364         15202
199301         20520             20014         18871         19999         16310
199304         19392             19030         17725         19617         16332
199307         20608             20369         19020         20896         16916
199310         22740             22493         21185         22991         17902
199401         23858             23841         21693         23723         18488
199404         22737             22267         20302         22524         17432
199407         21890             21023         19269         21873         17646
199410         23760             23086         20991         22920         18356
199501         23355             23114         20196         22298         18300
199504         24913             24937         22074         24149         20019
199507         27685             29745         25767         27327         22239
199510         27909             29585         25313         27121         23062
199601         29468             31717         26792         28974         25108
199604         33524             37266         30761         32116         26464
199607         30620             33662         26545         29215         25508
199610         32924             36751         28686         31624         28118
199701         34187             39780         30809         34465         31252
199704         30951             32966         26594         32132         31131
199707         37543             42785         33250         38969         37538
199710         39158             44711         34759         40899         36990
199801         37722             43801         33498         40693         39123
199804         42474             49086         38217         45756         44600
199807         37112             43332         32814         39871         43961
199810         34764             37665         29248         36056         42484
199901         40342             47262         35914         40828         49829
199904         40108             45778         36775         41522         52172
199907         43964             51353         37575         42825         52018
199910         43504             55096         37811         41417         53385
200001         55143             73421         48721         48071         56994
200004         59878             74641         48317         49169         58554
200007         59862             75741         45515         48718         57832
200010         62021             76291         43924         48623         57709

                                   Average Annual Total Returns      Final Value
                                  Periods Ended October 31, 2000    of a $10,000
                                 -------------------------------      Investment
                                      1 Year  5 Years   10 Years
--------------------------------------------------------------------------------
Explorer Fund                         42.56%    17.32%     20.02%        $62,021
Average Small-Cap Growth Fund*        38.47     20.86      22.53          76,291
Russell 2000 Growth Index             16.17     11.65      15.95          43,924
Russell 2000 Index                    17.40     12.38      17.13          48,623
Wilshire 5000 Index                    8.10     20.14      19.16          57,709
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

A REPORT
   ON YOUR FUND'S AFTER-TAX RETURNS

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.
     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                                           Periods Ended October 31, 2000
AVERAGE ANNUAL TOTAL RETURNS
                                   One Year              Five Years          Ten Years
                            ------------------------------------------------------------------
                             Pre-Tax   After-Tax     Pre-Tax  After-Tax    Pre-Tax   After-Tax
----------------------------------------------------------------------------------------------
Vanguard Explorer Fund         42.6%       38.1%       17.3%       15.0%     20.0%       18.1%
Average Small Growth Fund*     36.2        33.4        17.8        15.3      19.8        17.4
----------------------------------------------------------------------------------------------
*Based on data from  Morningstar,  Inc.  Elsewhere in this  report,  returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.
     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it is very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.
--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(c)2000  by   Morningstar(R),   Inc.  All  rights  reserved.   Average  return
information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an nexperti under the Securities Act of 1933.

YOU   CAN   USE   VANGUARD'S    ONLINE    AFTER-TAX
RETURN    CALCULATOR   AT
WWW.VANGUARD.COM/?AFTERTAX
TO  CUSTOMIZE  THE  CALCULATION
OF  YOUR  AFTER-TAX RETURN.
[COMPUTER GRAPHIC]

FINANCIAL STATEMENTS
October 31, 2000

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
Explorer Fund                                           Shares             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.5%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.0%)
  Oshkosh Truck Corp.                                  564,600            23,219
* Swift Transportation Co., Inc.                     1,356,950            19,337
  C.H. Robinson Worldwide, Inc.                        319,400            17,467
  Polaris Industries, Inc.                             488,100            16,961
  Tidewater Inc.                                       322,000            14,872
* EGL, Inc.                                            486,700            13,871
*(2)M.S. Carriers, Inc.                                774,700            12,105
*(2)Mesa Air Group Inc.                              2,037,800            11,972
*(2)Mesaba Holdings, Inc.                            1,036,500            11,207
* Atlas Air, Inc.                                      300,500            10,893
* Heartland Express, Inc.                              547,733             9,517
  Skywest, Inc.                                        150,300             7,590
  Werner Enterprises, Inc.                             256,000             3,584
* AirTran Holdings, Inc.                               542,000             2,405
* Landstar System                                       44,400             2,098
* Stoneridge, Inc.                                     124,900             1,218
* Forward Air Corp.                                     21,400               880
* Hayes Lemmerz
   International, Inc.                                  68,600               750
* Frontier Airlines, Inc.                               29,200               686
  Wabash National Corp.                                 73,300               586
* Monaco Coach Corp.                                     9,800               167
* American Axle &
   Manufacturing Holdings, Inc.                         13,100               163
                                                                     -----------
                                                                         181,548
                                                                     -----------
CONSUMER DISCRETIONARY (17.6%)
* The Corporate Executive
   Board Co.                                           712,500            32,864
* AnnTaylor Stores Corp.                               894,300            26,829
* Jones Apparel Group, Inc.                            830,000            23,084
* Pegasus Communications Corp.
   Class A                                             576,270            20,494
* ACNielson Corp.                                      845,400            20,237
* Learning Tree
   International, Inc.                                 438,200            19,829
  Callaway Golf Co.                                  1,071,700            17,147
* Pacific Sunwear of California                        829,000            16,995
  E.W. Scripps Co. Class A                             275,000            16,070
*(2)LodgeNet Entertainment Corp.                       912,500            16,026
* Heidrick & Struggles
   International, Inc.                                 257,600            15,923
*(2)TETRA Technologies, Inc.                         1,062,000            15,333
* Venator Group, Inc.                                1,069,700            15,110
* Outback Steakhouse                                   500,000            14,250
* Six Flags, Inc.                                      907,400            14,178
* Edison Schools Inc.                                  500,000            13,719
* American Eagle Outfitters, Inc.                      389,300            13,407
* Genesco, Inc.                                        751,900            13,346
* Borders Group, Inc.                                  960,900            13,332
* Linens in Things, Inc.                               418,300            12,863
  Liz Claiborne, Inc.                                  300,000            12,750
* Too Inc.                                             555,000            12,730

--------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
Explorer Fund                                           Shares             (000)
--------------------------------------------------------------------------------
* Jack in the Box Inc.                                 511,000            12,520
* Insight Communications Co., Inc.                     900,000            12,488
  Pier 1 Imports Inc.                                  883,050            11,700
  Penton Media, Inc. Class A                           377,600            11,540
* Furniture Brands
   International Inc.                                  671,500            11,332
  Regis Corp.                                          742,000            11,223
* Insight Enterprises, Inc.                            330,750            10,749
  The Marcus Corp.                                     741,800            10,524
* Coach, Inc.                                          450,000            10,519
* Value Vision International, Inc.
   Class A                                             510,600            10,340
* Lands' End, Inc.                                     350,000             8,978
* Nautica Enterprises, Inc.                            705,500             8,907
* Tweeter Home
   Entertainment Group, Inc.                           358,100             8,617
* Vans, Inc.                                           660,000             8,539
* Williams-Sonoma, Inc.                                407,200             8,475
  Dover Downs
   Entertainment, Inc.                                 622,700             7,317
* Tokyo Style Co., Ltd.                                824,000             6,784
* Career Education Corp.                               170,400             6,592
  Phillips-Van Heusen Corp.                            545,000             6,472
* PETsMART, Inc.                                     1,441,100             6,395
* Westwood One, Inc.                                   335,200             6,348
* Corinthian Colleges, Inc.                             87,200             6,028
* Diamond Technology
   Partners Inc.                                       132,400             5,908
* Emmis Communications, Inc.                           216,130             5,781
* Timberland Co.                                       107,300             5,539
* Abercrombie & Fitch Co.                              220,400             5,193
* Education Management Corp.                           163,700             5,075
* Key3Media Group, Inc.                                530,000             5,035
* Wink Communications, Inc.                            472,500             4,843
* Playboy Enterprises, Inc.
   Class B                                             350,000             4,528
  Ruby Tuesday, Inc.                                   327,900             4,447
* World Wrestling Federation
   Entertainment, Inc.                                 267,500             4,046
* Dendrite International, Inc.                         181,000             3,937
* Sirius Satellite Radio, Inc.                          77,000             3,869
* Bally Total Fitness Holding
   Corp.                                               153,800             3,835
* Rare Hospitality
   International Inc.                                  163,700             3,806
* Urban Outfitters, Inc.                               418,100             3,685
* New Horizons Worldwide, Inc.                         250,000             3,625
* Chico's Fas, Inc.                                    110,400             3,574
* ADVO, Inc.                                            96,100             3,538
* On Command Corp.                                     318,500             3,344
* PrimaCom AG ADR                                      345,000             3,278
* Copart, Inc.                                         211,700             3,189
  Harman International
   Industries, Inc.                                     62,600             3,005
* Kenneth Cole Productions, Inc.                        64,800             2,944
* The Topps Co., Inc.                                  322,700             2,914
* Pinnacle Entertainment, Inc.                         126,800             2,893
* P.F. ChangIs China Bistro, Inc.                       69,700             2,858
* Zale Corp.                                            82,800             2,805
  Tupperware Corp.                                     162,300             2,779
* United Stationers, Inc.                               91,300             2,745
* The Cheesecake Factory                                61,800             2,739
* Hot Topic, Inc.                                       74,400             2,548
* Administaff, Inc.                                     70,100             2,489
* Rent-A-Center, Inc.                                   85,000             2,481
* MAXIMUS, Inc.                                         99,100             2,434
* Columbia Sportswear Co.                               56,200             2,403
* Musicland Stores Corp.                               289,700             2,354
* Vail Resorts Inc.                                    110,100             2,333
  Intrawest Corp.                                      135,800             2,309
  John H. Harland Co.                                  160,300             2,224
* NPC International Class A                            192,500             2,142
* Men's Wearhouse, Inc.                                 72,200             2,112
* InfoSpace, Inc.                                      104,468             2,102
* Polo Ralph Lauren Corp.                              106,700             2,094
* Watson Wyatt &
   Company Holdings                                    120,700             2,090
  Landry's Seafood
   Restaurants, Inc.                                   245,100             1,976
  Ethan Allen Interiors, Inc.                           66,550             1,947
* Direct Focus, Inc.                                    43,000             1,913
* Mohawk Industries, Inc.                               83,700             1,826
* CEC Entertainment Inc.                                54,400             1,734
* Footstar Inc.                                         47,700             1,711
* Wilsons The Leather
   Experts Inc.                                        109,250             1,673
* Concord Camera Corp.                                  54,000             1,671
* Sunglass Hut International, Inc.                     207,400             1,607
  Strayer Education, Inc.                               66,500             1,600
* HotJobs.com Ltd.                                     100,300             1,567
* Cost Plus, Inc.                                       53,900             1,509
* FOSSIL, INC.                                         115,100             1,503
  Oshkosh B Gosh, Inc. Class A                          91,700             1,467
* Factory 2-U Stores Inc.                               45,900             1,466
* Sonic Corp.                                           40,000             1,460
* Young Broadcasting Inc.                               58,700             1,456
* Aztar Corp.                                           95,600             1,446
* WMS Industries, Inc.                                  64,100             1,426
* Bell & Howell Co.                                     73,100             1,389
* Oakley, Inc.                                          62,600             1,315
* Michaels Stores, Inc.                                 53,100             1,291
* Jupiter Media Metrix, Inc.                            94,100             1,282
  ApplebeeIs International, Inc.                        42,200             1,275
* Brightpoint, Inc.                                    191,300             1,273
* MSC Industrial Direct Co., Inc.
   Class A                                              85,300             1,269
  Midas Inc.                                            89,200             1,238
* On Assignment, Inc.                                   47,700             1,201

--------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
                                                        Shares             (000)
--------------------------------------------------------------------------------
* SCP Pool Corp.                                        43,900             1,136
* MemberWorks, Inc.                                     32,900             1,131
* Spherion Corp.                                        91,300             1,084
* Choice Hotel International, Inc.                      89,500             1,052
* The Children's Place
   Retail Stores, Inc.                                  40,400             1,048
* Startek, Inc.                                         40,700             1,035
  Darden Restaurants Inc.                               45,200             1,017
* OIReilly Automotive, Inc.                             55,000               990
* Dollar Thrifty Automotive
   Group, Inc.                                          63,600               978
* Korn/Ferry International                              26,900               942
* Station Casinos, Inc.                                 54,550               880
* Mail-Well, Inc.                                      176,000               869
  Polaroid Corp.                                        86,000               865
* 24/7 Media, Inc.                                     166,000               861
* Argosy Gaming Co.                                     50,300               817
  Stewart Enterprises, Inc.
   Class A                                             360,000               765
* Internet Pictures Corp.                              347,000               743
  Talbots Inc.                                           9,400               743
* Quiksilver, Inc.                                      38,600               738
* 3DO Co.                                              236,300               724
* Quanta Services, Inc.                                 23,100               718
* Pegasus Solutions Inc.                                41,800               713
* Waste Connections, Inc.                               27,100               693
* THQ Inc.                                              33,700               691
* Isle of Capri Casinos, Inc.                           60,700               668
* Rent-Way, Inc.                                       126,000               638
* JAKKS Pacific, Inc.                                   71,900               634
* Skechers U.S.A., Inc.                                 41,600               632
* Radio One, Inc.                                       77,900               618
* The IT Group, Inc.                                   137,100               608
* StarMedia Network, Inc.                               92,300               565
* Extended Stay America, Inc.                           45,900               565
* kforce.com, Inc.                                     127,900               520
* Professional Detailing, Inc.                           5,700               505
* 99 Cents Only Stores                                  22,400               503
* Netcentives Inc.                                      65,400               466
* QRS Corp.                                             54,900               463
* PC Connection, Inc.                                   16,100               439
* Lightbridge, Inc.                                     40,600               434
  Spiegel, Inc. Class A                                 61,500               427
  Haverty Furniture Cos., Inc.                          36,800               414
* Ultimate Electronics, Inc.                            11,200               405
  Blair Corp.                                           19,900               403
* Penn National Gaming, Inc.                            22,200               389
* Ticketmaster Online-City
   Search, Inc.                                         23,700               379
* Guitar Center, Inc.                                   23,200               307
* Salton, Inc.                                          11,600               265
* Rare Medium Group, Inc.                               55,100               255
* Hollywood Entertainment Corp.                         79,300               243
  Westpoint Stevens, Inc.                               31,900               229
* Wackenhut Corrections Corp.                           32,400               229
* SITEL Corp.                                           80,200               226
* LookSmart, Ltd.                                       28,700               203
* Meta Group, Inc.                                      21,000               202
* Group 1 Automotive, Inc.                              15,400               153
* XM Satellite Radio Holdings, Inc.                      4,900               142
* Finlay Enterprises, Inc.                               8,900               123
* The Yankee Candle Company, Inc.                        7,400               109
* Beyond.com Corp.                                      20,500                15
                                                                     -----------
                                                                         803,875
                                                                     -----------
CONSUMER STAPLES (0.6%)
  Fleming Cos., Inc.                                   715,000            10,144
* Wild Oats Markets Inc.                               878,129             5,543
* American Italian Pasta Co.                           120,700             2,422
  Dreyer's Grand Ice Cream, Inc.                        89,900             2,214
* Hain Celestial Group, Inc.                            42,200             1,675
* Del Monte Foods Co.                                  250,200             1,517
  Church & Dwight, Inc.                                 65,800             1,300
* NBTY, Inc.                                           161,100             1,047
                                                                     -----------
                                                                          25,862
                                                                     -----------
FINANCIAL SERVICES (10.3%)
* Investment Technology
   Group, Inc.                                       1,329,621            47,866
  Equity Residential Properties
   Trust REIT                                          675,500            31,791
* Concord EFS, Inc.                                    659,175            27,232
  Sun Communities, Inc. REIT                           753,900            22,900
* Affiliated Computer Services,
   Inc. Class A                                        400,000            22,275
  Manufactured Home
   Communities, Inc. REIT                              871,650            21,682
  Dain Rauscher Corp.                                  212,500            19,935
  Avalonbay Communities
   Inc. REIT                                           428,000            19,661
  Regency Realty Corp. REIT                            800,000            18,000
  Fidelity National Financial, Inc.                    715,020            17,563
  Cullen/Frost Bankers, Inc.                           520,000            17,322
* BISYS Group, Inc.                                    359,600            16,946
  Metris Cos., Inc.                                    467,150            15,124
  Jefferies Group, Inc.                                517,200            14,094
  Federal Realty Investment
   Trust REIT                                          597,000            11,492
  Annuity and Life Re
   (Holdings), Ltd.                                    404,500            11,149
  Prentiss Properties Trust REIT                       387,000             9,820
  Banco Latinoamericano de
   Exportaciones, SA                                   350,000             8,772
  Heller Financial, Inc.                               273,800             8,009
  First Washington Realty
   Trust, Inc. REIT                                    300,000             7,575
* Labranche & Co. Inc.                                 186,675             7,397
* AmeriCredit Corp.                                    264,100             7,098
* Wit Soundview Group, Inc.                            711,800             5,072
* The InterCept Group, Inc.                            165,900             4,490

--------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
Explorer Fund                                           Shares             (000)
--------------------------------------------------------------------------------
* Affiliated Managers Group, Inc.                       72,200             4,341
* Silicon Valley Bancshares                             92,900             4,297
* Barra, Inc.                                           65,700             4,016
  Saul Centers, Inc. REIT                              262,000             4,012
  Investors Financial
   Services Corp.                                       54,500             3,907
* Advent Software, Inc.                                 58,200             3,481
  FactSet Research Systems Inc.                         85,200             3,227
* Pinnacle Holdings Inc. REIT                          199,550             3,143
* Kronos, Inc.                                          82,100             2,992
  Cousins Properties, Inc. REIT                        111,600             2,902
  WestAmerica Bancorporation                            77,800             2,796
  First American Corp.                                 133,100             2,787
  Arthur J. Gallagher & Co.                             34,900             2,203
  John Nuveen Co. Class A                               43,800             2,091
* Multex.com Inc.                                      161,300             2,087
  First Midwest Bancorp                                 80,600             2,020
* XTRA Corp.                                            38,200             1,738
  GBC Bancorp                                           52,000             1,658
  Greater Bay Bancorp                                   48,300             1,573
* Imperial Bancorp                                      64,600             1,571
  HSB Group Inc.                                        38,400             1,519
  McGrath Rent Corp.                                    83,900             1,447
  Phoenix Investment
   Partners Ltd.                                        66,900             1,045
  Texas Regional Bancshares, Inc.                       34,600             1,034
  Brown & Brown, Inc.                                   31,800             1,033
  Radian Group, Inc.                                    13,000               921
  Oriental Financial Group                              72,700               891
* CompuCredit Corp.                                     24,700               763
* BlackRock, Inc.                                       17,300               737
  Hilb, Rogal and Hamilton Co.                          18,000               713
  Queens County Bancorp, Inc.                           24,600               689
  Charles E. Smith Residential
   Realty, Inc. REIT                                    15,000               660
  Southwest Securities
   Group, Inc.                                          22,160               626
* Data Broadcasting Corp.                              127,100               560
  Eaton Vance Corp.                                     10,800               538
  Mills Corp. REIT                                      30,438               519
* Carreker Corporation                                  27,000               499
* Triad Guaranty, Inc.                                  16,700               485
  CVB Financial Corp.                                   22,800               380
* Avis Group Holdings, Inc.                             12,600               376
  Health Care Properties
   Investors REIT                                       12,400               364
  Stifel Financial Corp.                                22,398               311
  Washington REIT                                       14,800               296
* NextCard, Inc.                                        37,500               286
* Farm Family Holdings, Inc.                             8,000               276
  First Source Corp.                                    12,885               202
* Hamilton Bancorp, Inc.                                 9,000               135
  Senior Housing Properties
   Trust REIT                                            3,500                33
* Imperial Credit                                       29,000                30
* Harbor Global Company Ltd.                             5,180                21
                                                                     -----------
                                                                         467,496
                                                                     -----------
HEALTH CARE (20.0%)
* Caremark Rx, Inc.                                  5,167,700            64,596
* Genzyme Corp.                                        530,700            37,680
* Vertex Pharmaceuticals, Inc.                         351,000            32,681
  Bindley Western
   Industries, Inc.                                    849,500            30,529
* BioChem Pharma Inc.                                1,039,000            25,715
  DENTSPLY International Inc.                          738,900            25,631
* Coventry Health Care Inc.                          1,391,000            25,386
* Foundation Health Systems
   Class A                                           1,095,300            22,111
* ImmunoGen, Inc.                                      593,900            20,415
* Mid Atlantic Medical
   Services, Inc.                                    1,109,400            18,860
* GelTex Pharmaceuticals, Inc.                         376,800            18,699
* Varian Medical Systems, Inc.                         351,400            17,175
* I-STAT Corp.                                         851,700            16,715
* Chiron Corp.                                         385,000            16,675
* Medarex, Inc.                                        238,000            14,548
* Quorum Health Group, Inc.                          1,066,600            14,266
* Tularik, Inc.                                        444,000            14,097
* Regeneron
   Pharmaceuticals, Inc.                               515,000            13,776
* Abgenix, Inc.                                        174,200            13,740
* Human Genome Sciences, Inc.                          150,200            13,276
* Cell Genesys, Inc.                                   573,000            13,215
* Community Health
   Systems, Inc.                                       465,300            13,116
* Millennium
   Pharmaceuticals, Inc.                               173,812            12,612
  Arrow International, Inc.                            309,500            12,477
* Invitrogen Corp.                                     158,700            12,071
* Sybron International Corp.                           481,000            11,905
* Acuson Corp.                                         500,000            11,406
* Oxford Health Plan                                   331,400            11,185
* Albany Molecular
   Research, Inc.                                      189,500            11,015
* Henry Schein, Inc.                                   446,500            10,883
* Cubist Pharmaceuticals, Inc.                         245,200            10,536
* Laboratory Corp. of America
   Holdings                                             75,070            10,125
* Myriad Genetics, Inc.                                 84,300            10,116
* Cephalon, Inc.                                       181,364             9,726
  Mentor Corp.                                         541,500             9,544
* Gene Logic Inc.                                      419,800             9,157
  Kissei Pharmaceutical Co., Ltd.                      479,000             8,770
* Gilead Sciences, Inc.                                100,000             8,600
* Beverly Enterprises, Inc.                          1,622,200             8,111
* Barr Labs Inc.                                       125,550             7,925
* Pharmacopeia, Inc.                                   432,400             7,891
* Triad Hospitals, Inc.                                283,500             7,867

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                                                                          Market
                                                                           Value
                                                        Shares             (000)
--------------------------------------------------------------------------------
* Sequenom, Inc.                                       225,100             7,288
* LifePoint Hospitals, Inc.                            163,300             6,328
* Express Scripts                                       91,600             6,154
* Cerner Corp.                                          96,200             5,958
* US Oncology, Inc.                                  1,041,100             5,596
*(2)Matria Healthcare, Inc.                          2,657,600             5,564
* Syncor International Corp.                           205,500             5,279
* Lincare Holdings, Inc.                               125,100             5,262
* Celera Genomics                                       77,800             5,252
* Endocare, Inc.                                       295,400             5,225
* Aurora Biosciences Corp.                              85,350             5,201
* ISIS Pharmaceuticals, Inc.                           474,000             4,888
* OSI Pharmaceuticals, Inc.                             61,000             4,392
* Cell Therapeutics, Inc.                               65,400             4,375
* CuraGen Corp.                                         66,900             4,323
* Immunomedics Inc.                                    186,500             4,313
* Transkaryotic Therapies, Inc.                        108,900             4,057
* Noven Pharmaceuticals, Inc.                           87,900             3,917
* Rehabcare Corp.                                       90,700             3,917
* Corixa Corp.                                          85,400             3,800
* AmeriSource Health Corp.                              83,000             3,605
* Sicor, Inc.                                          275,200             3,526
* Alexion Pharmaceuticals, Inc.                         33,500             3,463
* Apria Healthcare                                     164,800             3,296
* Orthodontic Centers of
   America, Inc.                                        96,500             3,221
* Priority Healthcare Corp.
   Class B                                              58,000             3,118
* Eclipsys Corp.                                       125,600             3,101
  Cooper Cos., Inc.                                     86,300             3,085
* CV Therapeutics, Inc.                                 37,800             2,977
* Medicis Pharmaceutical Corp.                          39,900             2,938
* Dura Pharmaceuticals, Inc.                            83,500             2,876
* Varian, Inc.                                          91,300             2,813
* Celgene Corp.                                         43,100             2,775
* Province Healthcare Co.                               65,650             2,766
* AmeriPath, Inc.                                      153,700             2,757
* IDEXX Laboratories Corp.                             112,400             2,698
* Titan Pharmaceuticals, Inc.                           63,600             2,676
* Inhale Therapeutic Systems                            52,900             2,632
* United Therapeutics Corp.                             48,395             2,589
* Neurocrine Biosciences, Inc.                          66,300             2,569
* Maxim Pharmaceuticals, Inc.                           56,000             2,485
* Pharmaceutical Product
   Development, Inc.                                    76,300             2,389
* Cytyc Corp.                                           38,600             2,292
* Protein Design Labs, Inc.                             16,000             2,161
* Enzon, Inc.                                           30,100             2,145
* NPS Pharmaceuticals Inc.                              49,700             2,131
* NeoRx Corp.                                          129,800             2,109
  Alpharma, Inc. Class A                                54,100             2,100
* Versicor, Inc.                                       144,200             1,893
* NEOSE Technologies, Inc.                              50,500             1,827
* Avigen, Inc.                                          46,900             1,817
* Alliance Pharmaceutical Corp.                        123,200             1,740
* King Pharmaceuticals, Inc.                            36,375             1,630
* Coulter Pharmaceutical, Inc.                          42,400             1,624
* Advance Paradigm, Inc.                                33,100             1,618
* ArQule, Inc.                                          69,800             1,614
* Alkermes, Inc.                                        42,800             1,586
* ResMed Inc.                                           60,800             1,550
* Enzo Biochem, Inc.                                    37,500             1,444
* Genome Therapeutics Corp.                             91,300             1,364
* Genzyme Transgenics Corp.                             63,500             1,361
* Aviron                                                18,400             1,203
* Sciclone Pharmaceuticals                             147,500             1,189
* Martek Biosciences Corp.                              54,900             1,180
* Novoste Corp.                                         46,100             1,164
* Allscripts, Inc.                                      96,400             1,157
* ADAC Laboratories                                     88,500             1,150
* Hyseq, Inc.                                           38,600             1,122
* Curon Medical Inc.                                    98,100             1,116
* PolyMedica Corp.                                      19,000             1,093
* Targeted Genetics Corp.                              108,000             1,080
* Trimeris, Inc.                                        14,700             1,040
* Sunrise Technologies
   International, Inc.                                 143,000             1,032
* Nanogen, Inc.                                         64,700             1,003
* Vical, Inc.                                           46,400               986
  Hooper Holmes, Inc.                                  100,900               958
* Sunrise Assisted Living, Inc.                         40,500               947
* Respironics, Inc.                                     47,400               930
* Sunquest Information
   Systems, Inc.                                        87,600               909
* Cygnus Inc.                                           79,200               708
* Nabi                                                 115,800               707
* Per-Se Technologies, Inc.                            147,300               649
* Miravant Medical Technology                           42,400               641
* Triangle Pharmaceuticals, Inc.                        76,000               639
* Imatron, Inc.                                        294,100               634
* Ventana Medical Systems, Inc.                         23,900               627
* Biopure Corp.                                         29,900               615
* Sangstat Medical Corp.                                60,300               603
* ATS Medical, Inc.                                     30,700               562
  Diagnostic Products Corp.                             11,400               520
* Biosite Diagnostics, Inc.                             22,600               497
* Cell Pathways, Inc.                                   62,500               477
* Vasomedical, Inc.                                    111,800               426
* Biomatrix, Inc.                                       20,500               392
* Kos Pharmaceuticals, Inc.                             19,200               380
* Connetics Corp.                                       70,400               368
* Molecular Devices Corp.                                4,900               335
* Ocular Sciences, Inc.                                 27,100               335
* Advanced Tissue Sciences Inc.                         46,200               329
* Closure Medical Corp.                                 13,000               315
* BioCryst Pharmaceuticals, Inc.                        31,200               285
* QuadraMed Corp.                                      147,200               166
* Theragenics Corp.                                     17,600                83

--------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
Explorer Fund                                           Shares             (000)
--------------------------------------------------------------------------------
* Bio-Technology General Corp.                           5,900                62
* Endo Pharmaceuticals                                  15,900                10
                                                                     -----------
                                                                         914,898
                                                                     -----------
INTEGRATED OILS
* Tesoro Petroleum Corp.                               117,300             1,217


OTHER ENERGY (4.4%)
  St. Mary Land &
   Exploration Co.                                     986,300            23,116
* Core Laboratories N.V.                             1,045,600            22,546
* Hanover Compressor Co.                               576,600            18,812
* Chieftain International, Inc.                        599,900            12,148
* Veritas DGC Inc.                                     400,000            12,000
  COFLEXIP ADR                                         187,800            10,716
* Unit Corp.                                           628,500             8,367
* Marine Drilling Co., Inc.                            291,400             6,957
  Valero Energy Corp.                                  188,600             6,236
  Equitable Resources, Inc.                             99,300             5,759
* Spinnaker Exploration Co.                            176,740             5,346
* National-Oilwell, Inc.                               176,500             5,163
  Cross Timbers Oil Co.                                265,650             4,998
* Patterson Energy, Inc.                               174,600             4,911
  Vintage Petroleum, Inc.                              195,200             4,124
  Carbo Ceramics Inc.                                  135,500             4,057
* OSCA, Inc.                                           241,500             3,743
  ENSCO International, Inc.                            111,100             3,694
* HS Resources Inc.                                    115,800             3,604
* Stone Energy Corp.                                    67,000             3,430
  Pogo Producing Co.                                   129,300             3,233
* Swift Energy Co.                                      96,200             3,127
* Grey Wolf, Inc.                                      646,500             2,990
  Mitchell Energy &
   Development Corp. Class A                            54,000             2,484
* Key Energy Services, Inc.                            241,000             2,169
* Forest Oil Corp.                                     156,400             2,160
* Barrett Resources Corp.                               51,800             1,884
* Chesapeake Energy Corp.                              240,400             1,352
  Noble Affiliates, Inc.                                36,600             1,343
* UTI Energy Corp.                                      66,100             1,326
* Louis Dreyfus Natural Gas Corp.                       36,300             1,164
* Newfield Exploration Co.                              30,600             1,155
* Basin Exploration Inc.                                52,000             1,030
* Seitel, Inc.                                          57,400               861
  Penn Virginia Corp.                                   30,000               795
* Nuevo Energy Co.                                      40,700               738
* Newpark Resources, Inc.                               81,400               733
* Prima Energy Corp.                                    15,300               680
* The Meridian Resource Corp.                           93,800               651
* Tom Brown, Inc.                                       27,100               620
  CONSOL Energy, Inc.                                   35,700               605
  Cabot Oil & Gas Corp. Class A                         28,300               555
* Houston Exploration Co.                               23,500               529
* Plains Resources                                      24,400               467
* EEX Corp.                                             62,200               292
                                                                     -----------
                                                                         202,670
                                                                     -----------
MATERIALS & PROCESSING (2.8%)
* Cytec Industries, Inc.                               400,000            13,850
  Wellman, Inc.                                        863,000            12,945
  Nagase & Co., Ltd.                                 2,100,000            10,059
  Granite Construction Co.                             426,800             9,736
  Cambrex Corp.                                        236,100             9,429
  Valmont Industries, Inc.                             444,500             9,057
* Unifi, Inc.                                          724,900             6,298
  Polymer Group, Inc.                                  778,000             4,765
* Insituform Technologies
   Class A                                             131,200             4,682
* Shaw Group, Inc.                                      48,800             3,977
* Grant Prideco, Inc.                                  200,500             3,722
* Catellus Development Corp.                           202,600             3,685
* Fairfield Communities, Inc.                          284,600             3,611
* Valence Technology                                   209,600             2,921
  Georgia Gulf Corp.                                   195,300             2,612
* Dal-Tile International Inc.                          193,800             2,398
* Stillwater Mining Co.                                 80,500             2,335
* Dycom Industries, Inc.                                52,500             1,975
  OM Group, Inc.                                        38,700             1,790
  Delta & Pine Land Co.                                 69,300             1,694
* Lone Star Technologies, Inc.                          40,100             1,610
  Olin Corp.                                            80,300             1,425
  Carpenter Technology Corp.                            42,100             1,305
* Paxar Corp.                                          145,900             1,195
* W.R. Grace & Co.                                     272,300             1,038
  N L Industries, Inc.                                  42,900             1,014
  Ethyl Corp.                                          437,000               874
* Maverick Tube Corp.                                   53,300               829
  Spartech Corp.                                        53,400               824
* Energy Conversion Devices, Inc.                       22,300               722
* Buckeye Technology, Inc.                              42,000               719
  Brady Corp. Class A                                   23,200               719
* Crestline Capital Corp.                               32,200               672
  Texas Industries, Inc.                                28,800               671
* Cadiz Inc.                                            58,900               626
  Valspar Corp.                                         22,800               623
* Advanced Lighting
   Technologies, Inc.                                   44,600               532
* Silgan Holdings, Inc.                                 52,900               450
* Trex Co., Inc.                                        10,900               407
* Battle Mountain Gold Co.
   Class A                                             291,800               401
* Agribrands International, Inc.                         7,700               335
* Material Sciences Corp.                               21,900               222
  Commonwealth Industries Inc.                          29,000               169
  Aptargroup Inc.                                        6,700               139
* CB Richard Ellis Services, Inc.                        9,700               121
                                                                     -----------
                                                                         129,183
                                                                     -----------

--------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
                                                        Shares             (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (7.6%)
* Mettler-Toledo
   International Inc.                                  847,000            39,544
* Plantronics, Inc.                                    698,400            31,865
* Polycom, Inc.                                        316,600            20,579
  Clayton Homes Inc.                                 1,943,500            17,856
* PRI Automation, Inc.                                 757,500            17,138
* Veeco Instruments, Inc.                              194,700            12,890
* Waters Corp.                                         171,000            12,408
* American Tower Corp. Class A                         270,000            11,053
* Palm Harbor Homes, Inc.                              703,108            10,283
* Ultratech Stepper, Inc.                              430,000            10,105
  Lindsay Manufacturing Co.                            449,150             9,432
* DuPont Photomasks, Inc.                              147,475             8,277
* Brooks Automation, Inc.                              251,000             6,651
  Donaldson Co., Inc.                                  271,000             6,131
* NVR, Inc.                                             56,800             5,873
* Adaptive Broadband Corp.                             356,455             5,726
  Technitrol, Inc.                                      48,500             5,377
* Electro Scientific
   Industries, Inc.                                    148,500             5,188
* Therma-Wave Inc.                                     225,750             4,628
  Newport News
   Shipbuilding Inc.                                    91,800             4,515
* Crown Castle
   International Corp.                                 142,600             4,323
* GSI Lumonics, Inc.                                   297,500             3,756
* Cymer, Inc.                                          144,500             3,612
  Helix Technology Corp.                               127,300             3,548
* Artesyn Technologies, Inc.                            83,700             3,400
* Silicon Valley Group, Inc.                           102,900             3,389
* Zygo Corp.                                            67,700             3,351
* Varian Semiconductor
   Equipment Associates, Inc.                          144,200             3,317
* American Superconductor Corp.                         63,500             3,032
* LTX Corp.                                            216,100             3,025
* SpectraLink Corp.                                    405,200             3,014
  Ametek Aerospace
   Products Inc.                                       137,900             2,999
* Kulicke & Soffa Industries, Inc.                     203,700             2,992
* Alliant Techsystems, Inc.                             32,400             2,914
  Graco, Inc.                                           81,000             2,911
* Tollgrade Communications, Inc.                        28,500             2,729
  C & D Technology Inc.                                 46,100             2,726
* Asyst Technologies, Inc.                             181,300             2,719
* Tut Systems, Inc.                                     73,600             2,447
* FEI Co.                                              101,700             2,409
* ATMI, Inc.                                           119,000             2,246
* Electroglas, Inc.                                    159,600             2,244
* FSI International, Inc.                              185,300             1,726
  Briggs & Stratton Corp.                               47,300             1,688
  CTS Corp.                                             35,300             1,516
* Credence Systems Corp.                                79,900             1,498
* Scott Technologies, Inc.                              63,000             1,449
* Presstek, Inc                                         90,500             1,425
  Applied Industrial
   Technology, Inc.                                     83,900             1,421
  Cohu, Inc.                                            82,900             1,311
* Robotic Vision Systems, Inc.                         226,000             1,236
* California Amplifier, Inc.                            48,100             1,202
* Kent Electronics Corp.                                62,300             1,160
* Photon Dynamics, Inc.                                 32,200             1,159
* Advanced Energy
   Industries, Inc.                                     65,600             1,132
* Cognex Corp.                                          32,900             1,102
  X-Rite Inc.                                          162,400             1,096
  Standard Pacific Corp.                                55,100             1,033
* Entegris Inc.                                        114,800             1,026
* Nanometrics Inc.                                      44,500             1,024
* Vicor Corp.                                           18,700             1,010
* GaSonics International Corp.                          49,400             1,010
* MKS Instruments, Inc.                                 54,600             1,003
* Power-One, Inc.                                       14,100             1,000
* Interdigital Communications
   Corp.                                                70,400               770
* Mastec Inc.                                           25,600               741
  Kennametal, Inc.                                      23,800               699
* Mattson Technology, Inc.                              59,100               694
  Inter-Tel, Inc.                                       51,400               594
* Symmetricom Inc.                                      41,400               528
* SpeedFam-IPEC, Inc.                                   54,200               515
  General Cable Corp.                                   83,100               499
* Com21, Inc.                                           45,300               490
* inTEST Corp.                                          38,600               333
* Cable Design Technologies                                900                21
                                                                     -----------
                                                                         345,733
                                                                     -----------
TECHNOLOGY (22.1%)
* Oak Technology, Inc.                               1,314,857            36,898
* Remec, Inc.                                        1,076,300            32,087
* IDX Systems Corp.                                    930,200            29,766
* Maxtor Corp.                                       3,681,100            28,759
* Quantum Corp.U
   Hard Disk Drive                                   2,439,200            27,898
* Sensormatic Electronics Corp.                      1,415,900            25,486
* Western Digital Corp.                              4,009,500            24,057
* Avant! Corp.                                       1,368,000            22,999
* Cognos Inc.                                          531,300            22,049
* Verity, Inc.                                         905,700            21,284
* Documentum, Inc.                                     230,900            19,626
* S3, Inc.                                           2,147,600            19,396
* Manugistics Group, Inc.                              157,200            17,911
* Cirrus Logic                                         407,000            17,552
* Actel Corp.                                          471,300            17,261
* Aeroflex, Inc.                                       259,425            15,436
* Acxiom Corp.                                         368,000            14,812
* DMC Stratex Networks, Inc.                           627,800            14,518
* Sybase, Inc.                                         651,500            13,641
* Aspen Technologies, Inc.                             311,650            12,875

--------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
Explorer Fund                                           Shares             (000)
--------------------------------------------------------------------------------
* Sipex Corp.                                          325,000            12,797
* Ingram Micro, Inc. Class A                           727,100            12,406
* SeaChange International, Inc.                        560,850            12,339
* Trimble Navigation Ltd.                              516,750            12,273
* Gartner Group, Inc. Class A                        1,183,200            11,240
* Advanced Fibre
   Communications, Inc.                                340,225            11,079
* SERENA Software, Inc.                                217,250            11,053
* internet.com Corp.                                   530,000            11,031
* Ditech Communications Corp.                          309,500            10,658
* Exar Corp.                                           230,900            10,318
* Hutchinson Technology, Inc.                          470,000            10,311
* Semtech Corp.                                        318,400            10,268
* Benchmark Electronics, Inc.                          242,700             9,769
* Optimal Robotics Corp.                               285,000             9,583
* Rainbow Technologies, Inc.                           376,700             9,370
* Electronics for Imaging, Inc.                        588,200             9,117
* Natural Microsystems Corp.                           191,100             8,635
* AremisSoft Corp.                                     201,300             8,606
* ANADIGICS, Inc.                                      371,550             8,313
* Extreme Networks, Inc.                                99,350             8,240
* Peregrine Systems, Inc.                              340,300             8,167
* TriQuint Semiconductor, Inc.                         212,000             8,122
* Planar Systems, Inc.                                 473,600             8,051
* eSPEED, Inc.                                         363,700             7,638
* Macrovision Corp.                                    104,000             7,579
* Ceridian Corp.                                       297,100             7,427
* Tekelec                                              197,200             7,259
* Inet Technologies, Inc.                              174,665             7,161
* MicroStrategy Inc.                                   285,500             6,834
* Actuate Software Corp.                               239,000             6,737
* Bell Microproducts Inc.                              250,000             6,500
* Mentor Graphics Corp.                                268,700             6,298
* Cerprobe Corp.                                       300,000             5,948
* Netro Corp.                                          267,000             5,824
* Diversinet Corp.                                     950,000             5,819
* FileNet Corp.                                        214,700             5,690
* InFocus Corp.                                        124,400             5,497
* Stratos Lightwave, Inc.                              204,475             5,406
* SilverStream Software, Inc.                          240,000             5,400
* Network Engines, Inc.                                167,900             5,247
* New Era of Networks, Inc.                            330,000             5,136
* NetIQ Corp.                                           59,100             5,090
* Anaren Microwave, Inc.                                48,800             5,075
* Elantec Semiconductor, Inc.                           44,800             4,984
* Maxwell Technologies, Inc.                           300,000             4,875
* ACT Manufacturing, Inc.                              140,700             4,626
* Three-Five Systems, Inc.                             128,500             4,433
* Allaire Corp.                                        605,300             4,426
* MRV Communications Inc.                              108,600             4,290
* Plexus Corp.                                          67,900             4,282
* Digitas Inc.                                         357,300             4,265
* BSQUARE Corp.                                        272,000             4,250
* EXE Technologies, Inc.                               237,000             4,236
* Mercury Computer
   Systems, Inc.                                       136,600             4,235
* Excalibur Technologies Corp.                          71,800             4,227
* Netegrity, Inc.                                       54,050             4,216
* NetSpeak Corp.                                       541,000             4,125
* Moldflow Corp.                                       152,500             3,860
* Broadbase Software Inc.                              340,300             3,658
* Iomega Corp.                                         737,000             3,619
* SonicWALL, Inc.                                      240,000             3,585
* Caminus Corp.                                        111,800             3,522
* Interwoven, Inc.                                      34,800             3,506
* Parlex Corp.                                         206,300             3,301
* Mercury Interactive Corp.                             27,300             3,030
* Proxim, Inc.                                          49,300             2,989
* WebTrends Corp.                                       87,900             2,825
* Advanced Digital
   Information Corp.                                   214,900             2,794
* Microsemi Corp.                                       68,600             2,744
* Alliance Semiconductor Corp.                         132,800             2,656
* iVillage Inc.                                      1,093,700             2,598
* IntraNet Solutions, Inc.                              54,900             2,553
  Keithley Instruments Inc.                             46,800             2,504
* Cognizant Technology
   Solutions Corp.                                      60,800             2,493
* TTM Technologies, Inc.                               124,300             2,486
* Pericom Semiconductor Corp.                           92,600             2,454
* Glenayre Technologies, Inc.                          275,700             2,275
* ONYX Software Corp.                                  141,300             2,243
* AnswerThink Consulting
   Group, Inc.                                         135,900             2,225
* Integrated Silicon Solution, Inc.                    150,500             2,013
* KEMET Corp.                                           71,900             2,004
* Progress Software Corp.                              124,900             1,975
* Coherent, Inc.                                        56,000             1,949
* JDA Software Group, Inc.                             126,900             1,911
* Liberate Technologies, Inc.                          100,000             1,906
* Avocent Corp.                                         26,300             1,866
* Objective Systems
   Integrators, Inc.                                   196,400             1,768
* Clarent Corp.                                         55,900             1,736
* Celeritek, Inc.                                       51,400             1,699
* General Semiconductor, Inc.                          147,600             1,688
* Black Box Corp.                                       25,100             1,653
* AXENT Technologies, Inc.                              84,000             1,612
* Anixter International Inc.                            64,800             1,571
* Amphenol Corp.                                        24,400             1,568
* F5 Networks, Inc.                                     50,500             1,565
* SPSS, Inc.                                            68,900             1,550
* Proxicom, Inc.                                       112,400             1,517
* LCC International, Inc. Class A                      100,800             1,512
* Secure Computing Corp.                                65,600             1,509
* HNC Software, Inc.                                    70,900             1,440
* CSG Systems International, Inc.                       30,900             1,435
* Sawtek Inc.                                           28,200             1,435

--------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
                                                        Shares             (000)
--------------------------------------------------------------------------------
* Packeteer, Inc.                                       57,600             1,433
* Lattice Semiconductor Corp.                           49,100             1,433
* Cyberoptics Corp.                                     59,950             1,409
* Ciber, Inc.                                          171,000             1,336
* Zebra Technologies Corp.
   Class A                                              30,100             1,319
* Aspect Communications Corp.                           79,800             1,315
* Integrated Device
   Technology Inc.                                      22,700             1,278
* Telxon Corp.                                          55,700             1,250
* Forrester Research, Inc.                              29,400             1,207
* Applied Micro Circuits Corp.                          15,722             1,202
* Pharsight Corp.                                      153,700             1,191
* P-Com, Inc.                                          210,290             1,183
* ESS Technology, Inc.                                  74,700             1,158
* Xircom, Inc.                                          80,800             1,141
* Radiant Systems, Inc.                                 59,800             1,103
* Avid Technology, Inc.                                 77,800             1,079
* International FiberCom, Inc.                          79,100             1,018
* Kopin Corp.                                           70,100               990
* Littelfuse, Inc.                                      33,900               983
* MIPS Technologies, Inc.                               24,500               983
* About.Com, Inc.                                       40,100               962
* Zomax Inc.                                           158,200               959
* Puma Technology, Inc.                                 69,900               948
* Phoenix Technologies LTD.                             57,100               917
* PLX Technology, Inc.                                  37,900               910
* Symantec Corp.                                        23,000               898
* Remedy Corp.                                          52,000               891
* Manhattan Associates, Inc.                            13,900               890
* Globix Corp.                                          82,500               835
* eXcelon Corp.                                        101,400               824
* Netopia, Inc.                                         68,800               748
* Viant Corp.                                          125,100               743
* RadiSys Corp.                                         27,000               716
* Informatica Corp.                                      7,300               690
* Intrusion.com, Inc.                                   63,600               652
* PurchasePro.com, Inc.                                 23,900               645
* Mapinfo Corp.                                         19,700               644
* Retek Inc.                                            16,283               642
* 02Micro International, Ltd.                           63,500               639
* MetaCreations Corp.                                   62,600               626
* MCSi, Inc.                                            21,400               615
* Adtran, Inc.                                          15,900               604
  Methode Electronics, Inc.
   Class A                                              16,000               602
* SCM Microsystems, Inc.                                15,200               578
* Power Integrations, Inc.                              42,700               574
* II-VI, Inc.                                           27,700               573
* Digital River, Inc.                                   87,200               570
* Geoworks                                             115,500               567
* CACI International, Inc.                              27,400               565
* Supertex, Inc.                                        19,500               553
* Neon Communications, Inc.                             45,700               551
* Vertel Corp.                                          97,900               520
* Marimba, Inc.                                         86,300               512
* Indus International, Inc.                            125,500               510
* Brooktrout Technology, Inc.                           33,600               485
* Level 8 Systems Inc.                                  50,200               483
* Westell Technologies, Inc.                            87,700               482
* Sanchez Computer
   Associates, Inc.                                     29,900               480
* Corsair Communications, Inc.                          78,900               478
* CompuCom Systems, Inc.                               230,300               453
* Digital Island Inc.                                   35,700               451
* Carrier Access Corp.                                  31,800               397
* Accrue Software, Inc.                                 84,500               391
* Interact Commerce Corp.                               40,200               369
* Superconductor
   Technologies Inc.                                    33,100               335
* Razorfish Inc.                                        72,200               325
* Informix Corp.                                        74,700               317
* Spectra-Physics Lasers, Inc.                           8,300               293
* Inprise Corp.                                         45,700               291
* Technology Solutions Co.                             119,950               285
* Clarus Corp.                                          28,300               283
* Project Software &
   Development, Inc.                                    21,300               277
* Cobalt Networks, Inc.                                  4,700               259
* Juno Online Services, Inc.                            92,200               245
* InterVoice-Brite, Inc.                                24,600               241
  Gerber Scientific, Inc.                               28,800               230
* Saga Systems, Inc.                                    39,700               213
* Tanning Technology Corp.                              38,700               209
* InterWorld Corp.                                      79,600               174
* Net Perceptions, Inc.                                 47,500               157
* Open Market, Inc.                                     44,500               147
* Persistence Software, Inc.                             9,700               114
* Satcon Technology Corp.                                4,300               110
* Proton Energy Systems, Inc.                            3,700                99
                                                                     -----------
                                                                       1,010,651
                                                                     -----------
UTILITIES (1.0%)
* Focal Communications Corp.                           493,635             7,158
* General Communication, Inc.                          699,500             5,465
* Illuminet Holdings, Inc.                             216,885             5,222
* Mediacom Communications
   Corp.                                               234,600             3,988
* Price Communications Corp.                           172,700             3,735
* SBA Communications Corp.                              68,500             3,434
* Leap Wireless International, Inc.                     48,700             2,423
* Rural Cellular Corp. Class A                          30,500             1,639
* Powertel Inc.                                         18,200             1,588
* Commonwealth Telephone
   Enterprises, Inc.                                    43,840             1,518
* Motient Corp.                                        106,300             1,289
  Avista Corp.                                          52,300             1,173
  CFW Communications Co.                                58,400             1,161
* Mpower Communications Corp.                          133,100               865

--------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
Explorer Fund                                           Shares             (000)
--------------------------------------------------------------------------------
* Metricom                                              37,800               671
* ITC DeltaCom, Inc.                                    64,400               521
* TALK.com, Inc.                                       123,200               381
  UniSource Energy Corp.                                23,500               351
* CTC Communications
   Group, Inc.                                          33,300               322
* Metrocall, Inc.                                      173,900               223
* Adelphia Business
   Solutions, Inc.                                      34,700               217
                                                                     -----------
                                                                          43,344
                                                                     -----------
OTHER (0.1%)
Teleflex Inc.                                           49,700             1,718
U.S. Industries, Inc.                                  129,600             1,150
Carlisle Co., Inc.                                      20,500               853
                                                                     -----------
                                                                           3,721
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $3,689,113)                                                     4,130,198
--------------------------------------------------------------------------------
                                                          Face
                                                        Amount
                                                         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.2%)(1)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
(3) 6.46%, 11/7/2000                                   $ 2,900             2,897
(3) 6.54%, 1/11/2001                                     8,000             7,898
(3) 6.54%, 1/25/2001                                     8,900             8,763
Federal National Mortgage Assn.
(3) 6.49%, 11/2/2000                                     2,400             2,400
U.S. TREASURY BILL
(3) 6.00%, 12/7/2000                                       300               298
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 6.56%, 11/1/2000                                      457,273           457,273
 6.58%, 11/1/2000--Note G                               31,407            31,407
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $510,939)                                                         510,936
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
 (Cost $4,200,052)                                                     4,641,134
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    $ 55,786
Liabilities--Note G                                                    (131,078)
                                                                     -----------
                                                                        (75,292)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 59,085,594 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                            $4,565,842
================================================================================
NET ASSET VALUE PER SHARE                                                 $77.28
================================================================================
 .See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 95.7% and 6.0%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $72,207,000.
(3)Securities with an aggregate value of $22,256,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT OCTOBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                        AMOUNT               PER
                                                         (000)             SHARE
--------------------------------------------------------------------------------
Paid in Capital--Note E                            $ 3,280,948            $55.53
Undistributed Net
 Investment Income--Note E                               9,391               .16
Accumulated Net
 Realized Gains--Note E                                847,453             14.34
Unrealized Appreciation
 (Depreciation)--Note F
 Investment Securities                                 441,082              7.47
 Futures Contracts                                    (13,032)             (.22)
--------------------------------------------------------------------------------
NET ASSETS                                          $4,565,842            $77.28
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                   EXPLORER FUND
                                                     Year Ended October 31, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                             $ 14,542
 Interest                                                                 25,441
 Security Lending                                                          1,292
--------------------------------------------------------------------------------
  Total Income                                                            41,275
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                                7,222
  Performance Adjustment                                                   2,115
 The Vanguard Group--Note C
  Management and Administrative                                           17,486
  Marketing and Distribution                                                 394
 Custodian Fees                                                              236
 Auditing Fees                                                                10
 Shareholders' Reports                                                       111
 Trustees' Fees and Expenses                                                   6
--------------------------------------------------------------------------------
  Total Expenses                                                          27,580
  Expenses Paid Indirectly--Note D                                         (225)
--------------------------------------------------------------------------------
  Net Expenses                                                            27,355
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     13,920
--------------------------------------------------------------------------------
REALIZED NET GAIN
 Investment Securities Sold*                                             979,326
 Futures Contracts                                                        31,032
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                      1,010,358
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                    32,536
 Futures Contracts                                                      (11,221)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          21,315
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $1,045,593
================================================================================
*Dividend income and realized net loss from affiliated companies were $19,000 and $(25,824,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                              EXPLORER FUND
                                                          YEAR ENDED OCTOBER 31,
                                                         -----------------------
                                                          2000              1999
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                              $   13,920          $  8,535
 Realized Net Gain                                   1,010,358           334,544
 Change in Unrealized Appreciation (Depreciation)       21,315           177,769
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
  Operations                                         1,045,593           520,848
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                 (9,304)           (8,697)
 Realized Capital Gain                               (324,836)          (13,054)
--------------------------------------------------------------------------------
  Total Distributions                                (334,140)          (21,751)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                              2,299,593           581,427
 Issued in Lieu of Cash Distributions                  329,593            21,406
 Redeemed                                          (1,258,958)         (813,686)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
  Share Transactions                                 1,370,228         (210,853)
--------------------------------------------------------------------------------
 Total Increase                                      2,081,681           288,244
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                                   2,484,161         2,195,917
 End of Year                                        $4,565,842        $2,484,161
================================================================================
1Shares Issued (Redeemed)
 Issued                                                 30,217            10,222
 Issued in Lieu of Cash Distributions                    5,360               403
 Redeemed                                             (16,891)          (14,495)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding         18,686           (3,870)
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------
                                                                                      EXPLORER FUND
                                                                                  YEAR ENDED OCTOBER 31,
                                                                    -----------------------------------------------
For a Share Outstanding Throughout Each Year                             2000     1999      1998     1997      1996
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                     $61.49   $49.60    $62.31   $55.44    $51.05
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                    .25      .21       .21      .26       .26
 Net Realized and Unrealized Gain (Loss) on Investments                 23.80    12.18     (6.82)    9.71      8.37
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      24.05    12.39    (6.61)     9.97      8.63
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                    (.23)    (.20)     (.25)    (.27)     (.24)
 Distributions from Realized Capital Gains                              (8.03)    (.30)    (5.85)   (2.83)    (4.00)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (8.26)    (.50)    (6.10)   (3.10)    (4.24)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                           $77.28   $61.49    $49.60   $62.31    $55.44
===================================================================================================================
TOTAL RETURN                                                           42.56%   25.14%   -11.22%   18.93%    17.97%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                                   $4,566   $2,484    $2,196   $2,550    $2,186
  Ratio of Total Expenses to Average Net Assets                         0.71%    0.74%     0.62%    0.62%     0.63%
  Ratio of Net Investment Income to Average Net Assets                  0.36%    0.36%     0.37%    0.45%     0.51%
  Portfolio Turnover Rate                                                123%      79%       72%      84%       51%
===================================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Futures Contracts: The fund uses S&P MidCap 400 and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, Chartwell Investment Partners, and as of April 3, 2000, Grantham, Mayo, Van Otterloo & Co. LLC provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees of Granahan and Wellington are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Index and the Small Company Growth Fund Stock Index (an index of the stocks held by the largest small-capitalization stock mutual funds). The basic fee of Chartwell is subject to quarterly adjustments based on performance relative to the Small Company Growth Fund Stock Index.
     The Vanguard Group provides investment advisory services to a portion of the fund an at-cost basis; the fund paid Vanguard advisory fees of $138,000 for the year ended October 31, 2000.
     For the year ended October 31, 2000, the aggregate investment advisory fee represented an effective annual basic rate of 0.19% of the fund's average net assets before an increase of $2,115,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2000, the fund had contributed capital of $868,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.9% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $167,000 and $58,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended October 31, 2000, the fund purchased $5,155,232,000 of investment securities and sold $4,283,242,000 of investment securities, other than temporary cash investments.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,511,000 from undistributed net investment income, and $164,204,000 from accumulated net realized gains, to paid in capital.

F. At October 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $441,082,000, consisting of unrealized gains of $931,225,000 on securities that had risen in value since their purchase and $490,143,000 in unrealized losses on securities that had fallen in value since their purchase.
     At October 31, 2000, the aggregate settlement value of open futures contracts expiring in December 2000, and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                 (000)
                                                     ---------------------------
                                                       Aggregate
                                     Number of        Settlement      Unrealized
Futures Contracts               Long Contracts             Value    Depreciation
--------------------------------------------------------------------------------
S&P MidCap 400 Index                       295          $ 76,884        $(3,643)
Russell 2000 Index                         642           160,661         (9,389)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. The market value of securities on loan to broker/dealers at October 31, 2000, was $30,085,000, for which the fund held cash collateral of $31,407,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
  OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Explorer Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 29, 2000

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD EXPLORER FUND
This information for the fiscal year ended October 31, 2000, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $331,394,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 1.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE PEOPLE
  WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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THE VANGUARD GROUP
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q240  122000